UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 27, 2004

SFBC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16119	59-2407464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11190 Biscayne Blvd., Miami, Florida 33181

(Address of Principal Executive Office) (Zip Code)

(305) 895-0304

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 27, 2004, SFBC International, Inc. issued a press release containing its earnings for the third quarter ended September 30, 2004, pro-forma information reflecting the application of Canadian tax credits, highlights of third quarter and recent events and forward looking statements relating to 2004. A copy of this release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)

Exhibits

Exhibit No. E
Exhibit No.	Exhibit

99.1	Earnings Press Release dated October 27, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SFBC INTERNATIONAL, INC.

Dated: October 29, 2004	By:	/s/ ARNOLD HANTMAN
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No. E
Exhibit No.	Exhibit

99.1	Earnings Press Release dated October 27, 2004